UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2016

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36299 (Commission File Number)	80-0925494 (IRS Employer Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On December 6, 2016, Ladder Capital Corp (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling stockholders named therein (the “Selling Stockholders”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Selling Stockholders agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholders, subject to and upon the terms and conditions set forth therein, an aggregate of 10,000,000 shares of the Company’s Class A common stock, par value $0.001 per share, at a price of $13.056 per share (the “Secondary Offering”). Certain of the Selling Stockholders also granted the Underwriters a 30-day option to purchase up to an additional 1,500,000 shares. On December 7, 2016, the Underwriters notified the Company and the Selling Stockholders of their intent to exercise their option to purchase the additional 1,500,000 shares in full.

On December 1, 2016, in connection with the Secondary Offering, the Company entered into a second amendment to the Amended and Restated Registration Rights Agreement, dated as of February 11, 2014 (the “Second RRA Amendment”), to amend certain provisions relating to participation in underwritten offerings.

The foregoing descriptions of the Underwriting Agreement and the Second RRA Amendment are qualified in their entirety by reference to the full text of the such agreements, which are filed as Exhibits 1.1 and 99.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit 1.1 to this Current Report on Form 8-K is hereby incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-202590) filed by the Company with the Securities and Exchange Commission on March 6, 2015 and amended on March 4, 2016 and March 7, 2016.

(d)         Exhibits

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated December 6, 2016, by and among Ladder Capital Corp, the selling stockholders named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

99.1	Amendment No. 2, dated as of December 1, 2016, to the Amended and Restated Registration Rights Agreement, dated as of February 11, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer

Date: December 8, 2016

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